                      SECOND AMENDMENT TO ESCROW AGREEMENT

         THIS SECOND AMENDMENT to Escrow Agreement is made as of the 5th day of February, 1999, by and among AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation ("American Card"), THE BANK OF NEW YORK (the "Escrow Agent"), and ROCKCREST SECURITIES L.L.C. ("Underwriter")

                                   WITNESSETH:

         WHEREAS, American Card and Escrow Agent are parties to an escrow agreement dated as of May 1, 1998 and amended pursuant to an Amendment dated August 1998 (as amended, the "Escrow Agreement"); and

         WHEREAS, American Card and Escrow Agent desire to include Underwriter as a party to the Agreement and to conform the Agreement to certain requirements set forth in Rule 15c2-4 promulgated under the Securities Exchange Act of 1934.

         NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereto agree as follows:

         1. American Card and Escrow Agent hereby consent to the addition of Underwriter as a party to the Agreement, and Underwriter hereby consents to be added as a party to the Agreement.

         2.  The Agreement is hereby amended as follows:

             (a) Section 1 to the Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                                    "1.     PROCEEDS TO BE ESCROWED.

                                    (a) The Escrow Agent shall promptly (and, in
                           any case, on or prior to the commencement of the offering) cause to be opened a fully segregated interest-bearing escrow account, which escrow account shall be entitled American Card Technology, Inc. - Escrow Account (the "Escrow Account") for the purpose of holding in escrow all proceeds for the Company and the subscribers. The Underwriter and the selected dealers shall, as to each subscriber in connection with all proceeds received under the offering, instruct each subscriber to remit the purchase price in the form of checks (which checks must be certified if remitted during the last five (5) business days of the offering period) or by wire transfer (in accordance with prior written or facsimile notice to the Escrow Agent) but such checks and wire transfers shall be payable only to the order of Escrow Agent and all such wire transfers or checks shall be accompanied by information identifying each subscriber, subscription, the subscriber's social security or ID number and address. Wire transfers to the Escrow Account shall be made in Federal Funds transferred as follows:

                                             The Bank of New York
                                             ABA No. 021000018
                                             GLA 111-565
                                             Account # 004051
                                             American Card Technology, Inc. -
                                             Escrow Account

                                    (b) On the terms and conditions of this
                           Agreement, the Escrow Agent shall deposit the proceeds and any interest earned thereon in the Escrow Account. The proceeds shall be invested as promptly as practicable upon their receipt by the Escrow Agent, in accordance with this Agreement. All amounts deposited in the Escrow Account shall be invested and reinvested in the manner provided in
                           Section 7 hereof."

             (b) Section 7 to the Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                                    "7. INVESTMENT OF PROCEEDS. All funds held
                           by the Escrow Agent pursuant to this Agreement shall constitute trust property for the purposes for which they are held. The Escrow Agent shall invest all funds received from subscribers as directed in writing by the Company in accordance with Rule 15c2-4 promulgated under the Securities Exchange Act of 1934."

         3. Except as amended hereby, the Escrow Agreement remains in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                                 AMERICAN CARD TECHNOLOGY, INC.

                                                     By:    /s/ Raymond Findley
                                                        -----------------------
                                                              Its  President


                                                (SIGNATURES CONTINUED NEXT PAGE)

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                                                         THE BANK OF NEW YORK

                                                     By:  /s/ Matthew G. Lewis
                                                        -----------------------
                                                      Its  Assistant Treasurer

                                                    ROCKCREST SECURITIES L.L.C.

                                                     By:   /s/ Julie Chambers
                                                        -----------------------
                                                         Its  Vice President